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Exhibit 10.6





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
- ---------------------------------------------------------------------------------------------------------------------------------
BCT Delray, Inc.                             Carney Bank                             Loan Number      2030357-03
- ------------------------------                                                                   ---------------
1395 NW 17th Avenue                          1101 N. Congress Avenue                 Date                5/27/93
- ------------------------------                                                            ----------------------
Delray Bch, FL 33445                         Boynton Beach, FL 33426                 Maturity Date       5/27/98
- ------------------------------                                                                     -------------
       BORROWER'S NAME AND ADDRESS                LENDER'S NAME AND ADDRESS          Loan Amount $    310,000.00
  "I" includes each borrower above,          "You" means the lender, its                       --------------
  jointly and severally.                     successors and assigns.                 Renewal Of


  -------------------------------------------------------------------------------------------------------------------------------
I promise to pay to you, or your order, at your address listed above the
PRINCIPAL, sum of **Three Hundred Ten Thousand and xx/100********************************** Dollars $ 310,000.00

     [X] Single Advance: I have received all of this principal sum. No additional advances are contemplated under this note.
     [_] Multiple Advance: The principal sum shown above is the maximum amount of principal I can borrow under this note. As of today I have received the amount of $___________ and future principal advances are contemplated.
     [_] Conditions: The conditions for future advances are ____________________
         _______________________________________________________________________
         _______________________________________________________________________
         [_] Open-End Credit: You and I agree that I may borrow up to the maximum amount of principal more than one time. This feature is subject to all other conditions and expires no later than________________________.
         [_] Closed-end Credit: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).
PURPOSE: The purpose of this loan is        Business: Equipment Purchases
                                     -------------------------------------------
INTEREST: I agree to pay interest on the principal balance(s) owing from time to time as stated in this section. Interest will be calculated on a _______________
                                        360/Actual
                                 -----------------------------------------------
         [_] Fixed Rate: I agree to pay interest at the fixed, simple rate of
                          8.50 % per year.
                         ______
         [_] Variable Rate: I agree to pay interest at the initial simple rate of ________% per year. This rate may change as stated below.
                  [_] Index Rate: The future rate will be ________ the following index rate:___________________________________
                                  ______________________________________________
                                  ______________________________________________
                  [_] No Index: The future rate will not be subject to any
                                internal or external index. It will be entirely in your control.
                  [_] Frequency and Timing: The rate on this note may increase as often as ____________________________________
                                An increase in the interest rate will take
                                effect _________________________________________
                  [_] Limitations: The rate on this note will not at any time
                                   (and no matter what happens to any index rate
                                   used) go above or below these limits.
                       [_] Maximum Rate: The rate will not go above    25%
                                                                    ---------
                       [_] Minimum Rate: The rate will not go below _________ POST-MATURITY RATE: I agree to pay interest on the unpaid balance owing after maturity and until paid in full as stated below.
         [_] on the same fixed or variable rate basis in effect before maturity
             (as indicated above).
         [_] at a rate equal to      25%
                                -------------.
[X] ADDITIONAL CHARGES: In addition to interest, I [_] have paid [X] agree to pay the following additional charges ___________________ See Settlement Statement
                        --------------------------------------------------------
PAYMENTS: I agree to pay this note as follows:
     [_] Interest: I agree to pay accrued interest _____________________________
                   _____________________________________________________________
     [_] Principal: I agree to pay the principal  ______________________________
                    ____________________________________________________________
     [X] Installments: I agree to pay this note in  60  payments. The first
                                                   ----
                       payment will be in the amount of $  4929.39   and will
                                                         -----------
                       be due on   June 27, 1993  . A payment of $  4929.39
                                 -----------------                -----------
                       will be due on the  27th  day of each  month  thereafter.
                                          ------             -------
                       The final payment of the entire unpaid balance of principal interest will be due May 27, 1988 .
                                                      --------------
     [_] Effect of Variable Rate: An increase in the interest rate will have the following effect on the payments:
         [_] The amount of each scheduled payment will be increased. [_] The amount of the final payment will be increased.
         [_] ___________________________________________________________________

ADDITIONAL TERMS:
________________________________________________________________________________

SECURITY: I give you a security interest in the following:
       (1) any property of mine; whether I own it now or in the future, which is in your possession (This includes, but is not limited to, property I give you for safekeeping, collection, or exchange, and all dividends and distributions from the property.);
       (2) the property described below, together with all parts, accessories, repairs, improvements and accessions to the property and all proceeds and products from the property.

                  [X] Inventory: All Inventory wherover it is located which I own now or may own in the future, which I will sell or lease, or which has been or will be supplied under contracts of service, or which are raw materials, work in process, or materials used or consumed in my business.
                  [X] Equipment: All equipment which I own now or may own in the future including, but not limited to, all machinery, vehicles, furniture, fixtures, manufacturing equipment, farm machinery and equipment, show equipment, office and recordkeeping equipment, and parts and tools. Any equipment described in a list or schedule which I give to you will also be included in the secured property, but such a list is not necessary for a valid security interest in my equipment.
                  [_] Farm Products: All farm products which I own now or may own in the future including, but limited to:
                                 (a) all poultry and livestock and their young,
                                     along with their products and produce.
                                 (b) all crops, annual or perennial, and all
                                     products of the crops; and
                                 (c) all feed, seed, fertilizer, medicines, and
                                     other supplies used or produced in my
                                     farming operations.
                  [X] Accounts, Instruments, Documents, Chattel Paper and Other
                      Rights to Payment: All rights I have I have now or may
                                  have in the future payment of money including, but not limited to:
                                 (a) payment for goods sold or leased or for
                                     services rendered, whether or not I have earned such payment by performance; and
                                 (b) rights to payment arising out of all
                                     present and future debt instruments,
                                     chattel paper and loans and obligations
                                     receivable.
                                 The above include any rights and interests
                                 (including all liens and security interests) which I may have by law or agreement against any account debtor or obligor of mine.
                  [X] General Intangibles: All general intangibles I own now or may own in the future including, but limited to, tax refunds, applications for patents, patents copyrights, trademarks, trade secrets, good will, trade names, customer lists, permits and franchises, and the right to use my name.
                  [_] Additional Property: Described as follows:


Description of real estate if the above property is crops, timber, minerals (Including oil or gas) or fixtures:_____________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Name of record owner, if not me:________________________________________________
[_] If checked, this security agreement should be filed in the real estate records.



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Any person who signs within this box does so to give you a security interest in the property described above. This person does not promise to pay the note.

Signed                                      Date
- --------------------------------------------------------------------------------


I will use the property listed as security above for: [_] farming operations
[X] business purposes [_] ______________________________________________________
[X] If checked, this note is secured by a separate            Security Agreement
                                                   -----------------------------
________________________________________________________________________________
dated   May 27, 1993. (Failure to list a prior security agreement here does not
      --------------
mean that the agreement does not secure this note.)
SIGNATURES: I AGREE TO THE TERMS SET OUT ON THE FRONT AND BACK OF THIS AGREEMENT, I have received a copy of this document on today's date.

  BCT Delray, Inc.
X ______________________________________________________________________________
      Peter Gaughn, President
      --------------------------------------------------------------------------
X ______________________________________________________________________________

      --------------------------------------------------------------------------
X ______________________________________________________________________________

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

                              SECURITY AGREEMENT

                                               DATE        May 27, 1993
                                                    --------------------------

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
 DEBTOR       BCT Delray Inc                    SECURED        Carney Bank
                                                 PARTY
- ----------------------------------------------------------------------------------------
 BUSINESS
    OR
 RESIDENCE    1395 NW 17th Avenue               ADDRESS        11O1 N Congress  Avenue
  ADDRESS
- ----------------------------------------------------------------------------------------
   CITY                                          CITY
 STATE &      Delay Beach, FL 33445             STATE &        Boynton Beach, FL 33426
 ZIP CODE                                      ZIP CODE
- ----------------------------------------------------------------------------------------

1. SECURITY INTEREST AND COLLATERAL. To secure the payment and performance of each and every debt,liability and obligation of every type and description which Debtor may now or at any time hereafter owe to Secured Party (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several; all such debts, liabilities and obligations being herein collectively referred to as the "Obligations"), Debtor hereby grants Secured party a security interest (herein called the "Security Interest") in the follwing property (herein called the "Collateral") (check applicable boxes and complete information):

(a)  INVENTORY:
     [X] All inventory of Debtor, whether now owned or hereafter acquired and wherever located.

(b)  EQUIPMENT, FARM PRODUCTS AND CONSUMER GOODS:
     [_] All equipment of Debtor, whether now owned or hereafter acquired, including but not limited to all present and future machinery, vehicles, furniture, fixtures, manufacturing equipment, farm machinery and equipment,shop equipment, office and recordkeeping equipment, parts and tools, and the goods described in any equipment schedule or list herewith or hereafter furnished to Secured Party by Debtor (but no such schedule or list need be furnished in order for the security interest granted herein to be valid as to all of Debtor's equipment).

     [_] All farm products of Debtor, whether now owned or hereafter acquired, including but not limited to (I) all poultry and livestock and their young, products thereof and produce thereof, (ii) all crops, whether annual or perennial, and the products thereof, and (iii) all feed, seed, fertilizer, medicines and other supplies used or produced by Debtor in farming operations. The real estate concerned with the above described crops growing or to be grown is:
         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________
         and the name of the record owner is:___________________________________

     [_] The following goods or types of goods:_________________________________
         _______________________________________________________________________
         _______________________________________________________________________

(c)  ACCOUNTS AND OTHER RIGHTS TO PAYMENTS:
     [X] Each and every right of Debtor to the payment of money, whether such right to payment arises out of a sale, lease or other disposition of goods or other property by Debtor, out of a rendering of services by Debtor, out of a loan by Debtor, out of the overpayment of taxes or other liabilities of Debtor, or otherwise arises under any contract or agreement, whether such right to payment is or is already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens sercurity interests) which Debtor may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or agianst any of the property of such account debtor or other obligor; all including but not limited to all present and future debt instruments, chattel papers, accounts, and loans and obligations receivable.
     [_] _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________

(d) GENERAL INTANGIBLES
    [X] All general intangibles of Debtor, whether now owned or hereafter acquired, including, but not limited to, applications for patents, copyrights, trademarks, trade secrets, good will, tradenames, customer lists, permits and franchises, the right to use Debtor's name, and tax refunds.


together with all substitutions and replacements for and products of any of the foregoing property and, in the case of all tangible Collateral, together with all accessions and, except in the case of consumer goods, together with (I) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to be used in connection with any such goods, and (ii) all warehouse receipts, bills of lading and other documents of title now hereafter covering such goods.

2. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Debtor represents, warrants and agrees that:

(a) Debtor is [_] an individual, [_] a partnership, [X] a corporation and, if Debtor is an individual, the Debtor's residence is at the address of Debtor shown at the beginning of this Agreement.

(b) The Collateral will be used primarily for [_] personal, family or household purposes; [_] farming operations; [X] business purposes.

(c) [_] If any part or all of the tangible Collateral will become so related to particular real estate as to become a fixture, the real estate concerned is:________________________________________________________________________
        ________________________________________________________________________
        ________________________________________________________________________
     And the name of the record owner is:_______________________________________

(d) Debtor's chief executive office is located at______________________________ or, if left blank, at the address of Debtor shown at the beginning of Agreement.
     ___________________________________________________________________________

   THIS AGREEMENT CONTAINS ADDITIONAL PROVISIONS SET FORTH ON PAGE 2 OF THIS
                 DOCUMENT, ALL OF WHICH ARE MADE A PART HEREOF.

        Carney Bank                            BCT Delray, Inc.
- --------------------------------------   ---------------------------------------
         Secured Party's Name                         Debtor's Name

By      Thomas McKenna                   By     Peter Gaughn
  ------------------------------------     -------------------------------------
Title:  Senior Vice President            Title: President
      --------------------------------         ---------------------------------

                                         By ____________________________________
                                         Title:_________________________________